Exhibit 99.2

Focus Financial Partners Fourth Quarter and Full Year 2018 Earnings Release Supplement February 21, 2019

Special Note Regarding Forward-Looking Statements Some of the information in this presentation may contain forward-looking statements. Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include fluctuations in wealth management fees, regulatory assets under management, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber-attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U.S. and non-U.S. regulatory requirements, legal proceedings and governmental inquiries and certain other factors. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date of this presentation or as of the date as of which they are made. Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward-looking statements. Non-GAAP Financial Measures We analyze our performance using Adjusted Net Income and Adjusted Net Income Per Share. Adjusted Net Income and Adjusted Net Income Per Share are non-GAAP measures. We define Adjusted Net Income as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, delayed offering cost expense, management contract buyout, if any, and other one-time transaction expenses. The calculation of Adjusted Net Income also includes adjustments to reflect (i) a pro forma 27% income tax rate assuming all earnings of Focus LLC were recognized by Focus Inc. and no earnings were attributable to non-controlling interests and (ii) tax adjustments from intangible asset related income tax benefits from acquisitions based on a pro forma 27% tax rate. The calculation of Adjusted Net Income Per Share for the three and twelve months ended December 31, 2018 is calculated by dividing Adjusted Net Income by the Adjusted Shares Outstanding. See calculation of Adjusted Shares Outstanding in the fourth quarter and full year 2018 earnings release. We believe that Adjusted Net Income and Adjusted Net Income Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: Non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance; Contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance; and Amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. Adjusted Net Income and Adjusted Net Income Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities. The terms Adjusted Net Income and Adjusted Net Income Per Share are not defined under GAAP, and Adjusted Net Income and Adjusted Net Income Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted Net Income and Adjusted Net Income Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: Adjusted Net Income and Adjusted Net Income Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments; Adjusted Net Income and Adjusted Net Income Per Share do not reflect changes in, or cash requirements for, working capital needs; and Other companies in the financial services industry may calculate Adjusted Net Income and Adjusted Net Income Per Share differently than we do, limiting its usefulness as a comparative measure. In addition, Adjusted Net Income and Adjusted Net Income Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income and Adjusted Net Income Per Share as supplemental information. A reconciliation of these measures to the most recent comparable GAAP measure is available in the appendix of this presentation. Disclaimer 2

Fourth Quarter 2018 Highlights

FOCUS FINANCIAL PARTNERS

Our Strategy: Executing on Our Long-Term Growth Objective of *20% Revenue Growth* and *20% Adjusted Net Income Per Share Growth on Average and Over Time*

Strong Fourth Quarter 2018 Financial Results	***Strong Financial Performance*** ✓ Revenue *Growth of 30.4%* to $247.5 million – Strong Organic Revenue[1] Growth of 10.7% ✓ Adjusted Net Income[2] and Adjusted Net Income Per Share[2] *Growth of 56.6% and 54.5%,* respectively – $36.7 million Adjusted Net Income[2] and $0.51 Adjusted Net Income Per Share[2]
M&A Momentum: New Partner Firms	***Closed New Partner Firms:*** ✓ 2019 through the date of this earnings release, we added two new partner firms with approximately $8.5 million in total Acquired Base Earnings: – 1/1/19: Altman, Greenfield and Selvaggi (New York, NY: premier family office and business management firm focused on the entertainment industry) – 2/15/19: Prime Quadrant (Toronto, Canada: wealth management firm focused on ultra-high net worth clients in Canada) ***Pending New Partner Firms[3]:*** ✓ Recently signed domestic and international partner firms with approximately $9.7m in total Acquired Base Earnings: – Foster Dykema Cabot – Boston, MA: holistic wealth management and multi-family office firm focused on ultra-high net worth clients – Lanham O'Dell & Company (dba LOC Investment Advisers) – Hurricane, WV: wealth management firm focused on high net worth clients – Escala Partners – Melbourne, Australia: premier Australia based wealth management firm providing diversified financial services to high net worth clients

1. Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. 2019 through the date of this earnings release, we have signed definitive purchase agreements to acquire three additional partner firms with associated additional total Acquired Base Earnings of approximately $9.7 million. Each of these pending transactions is generally on terms and in a structure consistent with past transactions, and the closings are subject to customary closing conditions.

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Full Year 2018 Highlights Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. Non-GAAP financial measure. See Appendix for reconciliations. Our Strategy: Executing on Our Long-Term Growth Objective of 20% Revenue Growth and 20% Adjusted Net Income Per Share Growth on Average and Over Time Strong Full Year 2018 Financial Results Revenue Growth of 37.4% to $910.9 million Strong Organic Revenue(1) Growth of 13.0% Adjusted Net Income(2) and Adjusted Net Income Per Share(2) Growth of 44.6% and 43.8%, respectively $125.3 million Adjusted Net Income(2) and $1.74 Adjusted Net Income Per Share(2) M&A Momentum $37.8 million in total Acquired Base Earnings from 8 new partner firm additions which closed during 2018 Our partner firms closed 17 mergers during 2018 4 Strong Financial Performance

Fourth Quarter 2018 Results

Number of Partner Firms at Period End


14%
Growth
51
58
Q4 2017
Q4 2018

Revenue ($mm)[1]


30%
Growth
$189.9
$247.5
$178.9
$10.9
$232.1
$15.4
Q4 2017
Q4 2018
Wealth Management
Other

Adjusted Net Income Per Share[2] ($mm)


55%
Growth
$0.33
$0.51
Q4 2017
Q4 2018

Commentary

- Revenue growth driven by strong performance from both new and existing partner firms:
  - Total revenues grew 30.4% to $247.5 million
  - In excess of 95% fee based recurring revenue
  - ~23% of Q4 2018 revenue was not correlated to markets
  - Of the ~77% Q4 2018 revenue correlated to markets, ~73% was billed in advance
  - "Same store" sales / organic revenue[3] growth 10.7%
- In addition to top line revenue growth, we achieved 54.5% Adjusted Net Income Per Share[2] growth

1. May not add up due to rounding.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.

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Full Year 2018 Results

FOCUS FINANCIAL PARTNERS

Number of Partner Firms at Period End


14% Growth
51
58
FY 2017
FY 2018

Revenue ($mm)[1]


37% Growth
$662.9
$910.9
$617.1
$45.8
$853.0
$57.8
FY 2017
FY 2018
Wealth Management
Other

Adjusted Net Income Per Share[2] ($mm)


44% Growth
$1.21
$1.74
FY 2017
FY 2018

Commentary

- Revenue growth driven by strong performance from both new and existing partner firms:
  - Total revenues grew 37.4% to $910.9 million
  - Wealth management fees grew 38.2% to $853.0 million
  - In excess of 95% fee based recurring revenue
  - ~23% of 2018 revenue was not correlated to markets
  - "Same store" sales / organic revenue[3] growth 13.0%
- In addition to top line revenue growth, we achieved 43.8% Adjusted Net Income Per Share[2] growth

1. May not add up due to rounding.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.

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Appendix

Net Income (Loss) to Adjusted Net Income / Adjusted Net Income Per Share Reconciliation

FOCUS FINANCIAL PARTNERS

($ in thousands)	Three Months Ended December 31, 2017	Three Months Ended December 31, 2018	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2018
Net Income (Loss)	$(9,690)	$17,547	$(48,359)	$(41,087)
Income Tax Expense (Benefit)	(2,782)	3,783	(1,501)	9,450
Amortization of Debt Financing Costs	1,358	782	4,084	3,498
Intangible Amortization	18,347	24,981	64,367	90,381
Non-Cash Equity Compensation Expense	3,480	12,856	34,879	44,468
Non-Cash Changes in Fair Value of Estimated Contingent Consideration	15,067	(22,241)	22,294	6,638
Gain on Sale of Investment	–	–	–	(5,509)
Loss on Extinguishment of Borrowings	–	–	8,106	21,071
Delayed Offering Cost Expense	–	–	9,840	–
Other One Time Transaction Expenses[1]	–	3,994	2,843	11,529
Subtotal	**$25,780**	**$41,702**	**$96,553**	**$140,439**
Pro Forma Income Tax Expense (27%)[2]	(6,961)	(11,260)	(26,069)	(37,919)
Tax Adjustments[2][3]	4,651	6,307	16,217	22,828
Adjusted Net Income	**$23,470**	**$36,749**	**$86,701**	**$125,348**
Adjusted Shares Outstanding[4]	71,843,916	71,677,504	71,843,916	71,960,540
Adjusted Net Income Per Share	**$0.33**	**$0.51**	**$1.21**	**$1.74**

1. In 2018, primarily relates to one-time expenses related to (a) Q4 2018 Loring Ward severance cash compensation of $507, which was recorded in compensation and related expenses and Q3 2018 IPO and related reorganization transaction cash compensation expenses of $5,926, which were recorded in compensation and related expenses, (b) transaction expenses of $1,762, which were recorded in selling, general and administrative expenses, associated with the acquisition of Loring Ward of which $1,114 were incurred in Q4 2018 and $648 were incurred in Q3 2018 and (c) Q4 2018 other expenses, net of $2,373, which were recorded in other (expense) income-net, primarily related to the loss on sale of a tax customer list and related receivables. In 2017, relates to one-time transaction expenses, which were recorded in other (expense) income-net, related to insurance fees associated with the investment by our private equity investors.
2. For periods ended prior to the closing of the IPO and the consummation of the related reorganization transactions on July 30, 2018, these adjustments are being made for comparative purposes only.
3. As of December 31, 2018, estimated tax adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% tax rate for the next 12 months is $25,171.
4. See calculation of Adjusted Shares Outstanding in the fourth quarter and full year 2018 earnings release.

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